                                                                    EXHIBIT 10.1


                              THE PMI GROUP, INC.

                             BONUS INCENTIVE PLAN

                               TABLE OF CONTENTS

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                                                                   PAGE
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SECTION 1  BACKGROUND, PURPOSE AND DURATION.......................  1
      1.1  Effective Date.........................................  1
      1.2  Purpose of the Plan....................................  1

SECTION 2  DEFINITIONS............................................  1
      2.1  "1934 Act".............................................  1
      2.2  "Actual Award".........................................  1
      2.3  "Affiliate"............................................  1
      2.4  "Base Salary"..........................................  1
      2.5  "Board"................................................  1
      2.6  "Change of Control"....................................  1
      2.7  "Code".................................................  3
      2.8  "Committee"............................................  4
      2.9  "Company"..............................................  4
      2.10 "Determination Date"...................................  4
      2.11 "Disability"...........................................  4
      2.12 "Employee".............................................  4
      2.13 "Fair Market Value"....................................  4
      2.14 "Fiscal Year"..........................................  4
      2.15 "Maximum Award"........................................  4
      2.16 "Participant"..........................................  4
      2.17 "Payout Formula".......................................  4
      2.18 "Performance Goals"....................................  4
      2.19 "Performance Period"...................................  5
      2.20 "Plan".................................................  5
      2.21 "Retirement"...........................................  5
      2.22 "Shares"...............................................  5
      2.23 "Target Award".........................................  5
      2.24 "Termination of Service"...............................  5

SECTION 3  SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS..  5
      3.1  Selection of Participants..............................  5
      3.2  Determination of Performance Goals.....................  5
      3.3  Determination of Target Awards.........................  5
      3.4  Determination of Payout Formula or Formulae............  5
      3.5  Determination of Actual Awards.........................  6
      3.6  Special Rule for Change of Control.....................  6

SECTION 4  PAYMENT OF AWARDS......................................  6
      4.1  Right to Receive Payment...............................  6
      4.2  Timing of Payment......................................  6
      4.3  Form of Payment........................................  6
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                               TABLE OF CONTENTS
                                  (CONTINUED)

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                                                                   PAGE
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      4.4  Payment in the Event of Death or Disability............  7

SECTION 5  ADMINISTRATION.........................................  7
      5.1  Committee is the Administrator.........................  7
      5.2  Committee Authority....................................  7
      5.3  Decisions Binding......................................  7
      5.4  Delegation by the Committee............................  7

SECTION 6  GENERAL PROVISIONS.....................................  7
      6.1  Tax Withholding........................................  7
      6.2  No Effect on Employment or Service.....................  8
      6.3  Participation..........................................  8
      6.4  Indemnification........................................  8
      6.5  Successors.............................................  8
      6.6  Beneficiary Designations...............................  8
      6.7  Nontransferability of Awards...........................  8

SECTION 7  AMENDMENT, TERMINATION AND DURATION....................  9
      7.1  Amendment, Suspension or Termination...................  9
      7.2  Duration of the Plan...................................  9

SECTION 8  LEGAL CONSTRUCTION.....................................  9
      8.1  Gender and Number......................................  9
      8.2  Severability...........................................  9
      8.3  Requirements of Law....................................  9
      8.4  Governing Law..........................................  9
      8.5  Captions...............................................  9

                              THE PMI GROUP, INC.
                             BONUS INCENTIVE PLAN

                                   SECTION 1
                       BACKGROUND, PURPOSE AND DURATION

          1.1  Effective Date.  The Plan is effective as of February 18, 1999,
               --------------
subject to ratification by an affirmative vote of the holders of a majority of the Shares which are present in person or by proxy and entitled to vote at the 1999 Annual Meeting of Stockholders of the Company.

          1.2  Purpose of the Plan.  The Plan is intended to increase
               -------------------
shareholder value and the success of the Company by motivating key executives
(1) to perform to the best of their abilities, and (2) to achieve the Company's objectives. The Plan's goals are to be achieved by providing such executives with incentive awards based on the achievement of goals relating to the performance of the Company and its individual business units. The Plan is intended to permit the grant of awards that qualify as performance-based compensation under section 162(m) of the Code.


                                   SECTION 2
                                  DEFINITIONS

          The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

          2.1  "1934 Act" means the Securities Exchange Act of 1934, as amended.
                --------
Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

          2.2  "Actual Award" means as to any Performance Period, the actual
                ------------
award (if any) payable to a Participant for the Performance Period. Each Actual Award is determined by the Payout Formula for the Performance Period, subject to the Committee's authority under Section 3.5 to reduce the award otherwise determined by the Payout Formula.

          2.3  "Affiliate" means any corporation or other entity (including, but
                ---------
not limited to, partnerships and joint ventures) controlled by the Company.

          2.4  "Base Salary" means as to any Performance Period, the
                -----------
Participant's annualized salary rate on the last day of the Performance Period. Such Base Salary shall be before both (a) deductions for taxes or benefits, and
(b) deferrals of compensation pursuant to Company-sponsored plans.

          2.5  "Board" means the Board of Directors of the Company.
                -----

          2.6  "Change of Control" means:
                -----------------

               (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange
     Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (iv) any beneficial ownership maintained by (but not additional acquisitions by), The Allstate Corporation and its subsidiaries, and their respective successors ("Allstate"), pending such time that Allstate distributes or transfers its current ownership interest in the Outstanding Company Common Stock and Outstanding Company Voting Securities as contemplated by the Prospectus dated April 10, 1995, relating to the initial public offering of the common stock of the Company, or (v) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this
     Section 2.6. Notwithstanding the foregoing, in its sole discretion, the Board may increase the 20% threshold set forth above in this subsection (a) prior to any acquisition of 20% or more beneficial ownership of the Outstanding Company Common Stock or the Outstanding Company Voting Securities; provided, that (i) such increased threshold shall apply only to the acquisition and maintenance of beneficial ownership by any Person eligible to report such beneficial ownership at the time of such acquisition on Schedule 13G under the Exchange Act, and (ii) in the event that any Person initially eligible to so report on Schedule 13G thereafter ceases to be eligible to so report on Schedule 13G, the occurrence of the event causing such Person no longer to be eligible to so report shall be deemed an acquisition by such Person of all of the Outstanding Company Common Stock and Outstanding Company Voting Securities beneficially owned by such Person immediately prior to such occurrence; or

               (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (c) Consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

               (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

               Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person acquires beneficial ownership of 20% or more of the Outstanding Company Voting Securities or Outstanding Company Common Stock as a result of the acquisition of such securities or stock by the Company, which acquisition reduces the number of the Outstanding Company Voting Securities or Outstanding Company Common Stock; provided, that if after such acquisition by the Company such Person (while such Person remains the beneficial owner of 20% or more of the Outstanding Company Voting Securities or Outstanding Company Common Stock) becomes the beneficial owner of additional shares of such Outstanding Company Voting Securities or Outstanding Company Common Stock (as the case may be), a Change of Control shall then occur. Capitalized terms used in this Section 2.6, not otherwise defined, shall have the meaning set forth in the form of change of control employment agreement approved at the February 12, 1998 meeting of the Board.

          2.7  "Code" means the Internal Revenue Code of 1986, as amended.
                ----
Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

          2.8   "Committee" means the committee appointed by the Board (pursuant
                 ---------
to Section 5.1) to administer the Plan. Until otherwise determined by the Board, the Company's Nominating and Compensation Committee shall constitute the Committee.

          2.9   "Company" means The PMI Group, Inc., a Delaware corporation, or
                 -------
any successor thereto.

          2.10  "Determination Date" means the latest possible date that will
                 ------------------
not jeopardize a Target Award's qualification as performance-based compensation under section 162(m) of the Code.

          2.11  "Disability" means a permanent and total disability determined
                 ----------
in accordance with uniform and nondiscriminatory standards adopted by the Committee from time to time.

          2.12  "Employee" means any employee of the Company or of an Affiliate,
                 --------
whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

          2.13  "Fair Market Value" means the arithmetic mean of the highest and
                 -----------------
lowest per share selling prices of the Shares, as quoted in the New York Stock Exchange Composite Transactions Index for the date in question.

          2.14  "Fiscal Year" means any fiscal year of the Company.
                 -----------

          2.15  "Maximum Award" means as to any aggregate Actual Awards to any
                 -------------
Participant for any Performance Period, $2,000,000.

          2.16  "Participant" means as to any Performance Period, an Employee
                 -----------
who has been selected by the Committee for participation in the Plan for that Performance Period.

          2.17  "Payout Formula" means as to any Performance Period, the formula
                 --------------
or payout matrix established by the Committee pursuant to Section 3.4 in order to determine the Actual Awards (if any) to be paid to Participants. The formula or matrix may differ from Participant to Participant.

          2.18  "Performance Goals" means the goal(s) (or combined goal(s))
                 -----------------
determined by the Committee (in its discretion) to be applicable to a Participant for a Target Award for a Performance Period. As determined by the Committee, the Performance Goals for any Target Award applicable to a Participant may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Cash Operating Earnings Per Share, (b) Earnings Per Share, (c) Expense Ratio, (d) Loss Ratio, (e) Market Share, (f) Net Income, (g) Net Operating Income Earnings Per Share, (h) Net Operating Income Per Share, (i) New Insurance Written, (j) Price to Earnings Ratio, (k) Return on Average Equity, (l) Risk in Force, and (m) Total Shareholder Return. The Performance Goals may differ from Participant to Participant and from award to award. Any criteria used may be measured in absolute terms or as compared to another company or companies. Any criteria used may be measured against the performance of the Company as a whole or a segment of the Company.

          2.19  "Performance Period" means any period of not less than twelve
                 ------------------
consecutive calendar months, as determined by the Committee in its sole discretion.

          2.20  "Plan" means The PMI Group, Inc. Bonus Incentive Plan, as set
                 ----
forth in this instrument and as hereafter amended from time to time.

          2.21  "Retirement" means (a) a Termination of Service occurring on or
                 ----------
after age sixty five (65), (b) a Termination of Service at or after age 55 with at least ten years of Benefit Accrual Service (as defined under The PMI Group, Inc. Retirement Plan, as amended), or (c) a Termination of Service approved by the Company as an early retirement; provided that in the case of a Section 16 Person, such early retirement must be approved by the Committee.

          2.22  "Shares" means shares of the Company's common stock, $0.01 par
                 ------
value.

          2.23  "Target Award" means the target award payable under the Plan to
                 ------------
a Participant for the Performance Period, expressed as a percentage of his or her Base Salary, as determined by the Committee in accordance with Section 3.3.

          2.24  "Termination of Service" means a cessation of the employee-
                 ----------------------
employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate.

                                   SECTION 3
             SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS

          3.1   Selection of Participants.  The Committee, in its sole
                -------------------------
discretion, shall select the Employees of the Company who shall be Participants for any Performance Period. Participation in the Plan is in the sole discretion of the Committee, and on a Performance Period by Performance Period basis. Accordingly, an Employee who is a Participant for a given Performance Period in no way is guaranteed or assured of being selected for participation in any subsequent Performance Period or Periods.

          3.2   Determination of Performance Goals.  The Committee, in its sole
                ----------------------------------
discretion, shall establish the Performance Goals for each Participant for the Performance Period. Such Performance Goals shall be set forth in writing.

          3.3   Determination of Target Awards.  The Committee, in its sole
                ------------------------------
discretion, shall establish a Target Award for each Participant. Each Participant's Target Award shall be determined by the Committee in its sole discretion, and each Target Award shall be set forth in writing.

          3.4  Determination of Payout Formula or Formulae.  On or prior to the
               -------------------------------------------
Determination Date, the Committee, in its sole discretion, shall establish a Payout Formula or Formulae for purposes of determining the Actual Award (if any) payable to each Participant. Each Payout Formula shall (a) be in writing, (b) be based on a comparison of actual performance to the Performance Goals, (c) provide for the payment of a Participant's Target Award if the Performance Goals for the Performance Period are achieved, and (d) provide for an Actual Award greater than or less than the Participant's Target Award, depending upon the extent to which actual performance exceeds or falls below the Performance Goals. Notwithstanding the preceding, no Participant's Actual Award under the Plan may exceed his or her Maximum Award.

          3.5  Determination of Actual Awards.  After the end of each
               ------------------------------
Performance Period, the Committee shall certify in writing the extent to which the Performance Goals applicable to each Participant for the Performance Period were achieved or exceeded. The Actual Award for each Participant shall be determined by applying the Payout Formula to the level of actual performance which has been certified by the Committee. Notwithstanding any contrary provision of the Plan, the Committee, in its sole discretion, may (a) eliminate or reduce the Actual Award payable to any Participant below that which otherwise would be payable under the Payout Formula, and (b) determine what Actual Award, if any, will be paid in the event of a Termination of Service prior to the end of the Performance Period.

          3.6  Special Rule for Change of Control.  Notwithstanding any contrary
               ----------------------------------
provision of the Plan, immediately upon the occurrence of a Change of Control that occurs prior to a Participant's Termination of Service, 100% of any Target Award shall be deemed to be earned and shall be immediately payable to the Participant. Notwithstanding the preceding provisions of this Section 3.6, if the Committee determines that automatic payment of Target Awards following a Change of Control would cause a Change of Control transaction to be ineligible for pooling of interests accounting under APB No. 16, which transaction (but for such automatic payment) otherwise would have been eligible for such accounting treatment, the Committee, in its sole discretion, may determine that no such automatic payment shall occur.

                                   SECTION 4
                               PAYMENT OF AWARDS

          4.1  Right to Receive Payment.  Each Actual Award that may become
               ------------------------
payable under the Plan shall be paid solely from the general assets of the Company. Nothing in this Plan shall be construed to create a trust or to establish or evidence any Participant's claim of any right other than as an unsecured general creditor with respect to any payment to which he or she may be entitled.

          4.2  Timing of Payment.  Payment of each Actual Award shall be made as
               -----------------
soon as practicable, but no later than 90 days after the end of the Performance Period during which the Award was earned.

          4.3  Form of Payment.  Each Actual Award normally shall be paid in
               ---------------
cash (or its equivalent) in a single lump sum. However, the Committee, in its sole discretion, may declare any Actual Award, in whole or in part, payable in restricted stock granted under the Company's

Equity Incentive Plan. The number of Shares of restricted stock granted shall be determined by dividing the cash amount foregone by the Fair Market Value of a Share on the date that the cash payment otherwise would have been made. Any such restricted stock shall be subject to the vesting schedule (not to exceed two calendar years) as may be determined by the Committee, provided that accelerated vesting automatically shall occur upon death, Retirement or involuntary Termination of Service without cause.

          4.4  Payment in the Event of Death or Disability.  If a Participant
               -------------------------------------------
dies or becomes Disabled prior to the payment of an Actual Award earned by him or her prior to death or Disability for a prior Performance Period, the Award shall be paid to his or her estate or to the Participant, as the case may be, subject to the Committee's discretion to reduce or eliminate any Actual Award otherwise payable.

                                   SECTION 5
                                ADMINISTRATION

          5.1  Committee is the Administrator.  The Plan shall be administered
               ------------------------------
by the Committee. The Committee shall consist of not less than two (2) members of the Board. The members of the Committee shall be appointed from time to time by, and serve at the pleasure of, the Board. Each member of the Committee shall qualify as an "outside director" under section 162(m) of the Code. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.

          5.2  Committee Authority. It shall be the duty of the Committee to
               -------------------
administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to
(a) determine which Employees shall be granted awards, (b) prescribe the terms and conditions of awards, (c) interpret the Plan and the awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules.

          5.3  Decisions Binding.  All determinations and decisions made by the
               -----------------
Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

          5.4  Delegation by the Committee.  The Committee, in its sole
               ---------------------------
discretion and on such terms and conditions as it may provide, may delegate all or part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may delegate its authority and powers only with respect to awards that are not intended to qualify as performance-based compensation under section 162(m) of the Code.

                                   SECTION 6
                              GENERAL PROVISIONS

          6.1  Tax Withholding.  The Company shall withhold all applicable taxes
               ---------------
from any Actual Award, including any federal, state and local taxes (including, but not limited to, the Participant's FICA and SDI obligations).

          6.2  No Effect on Employment or Service.  Nothing in the Plan shall
               ----------------------------------
interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only. The Company expressly reserves the right, which may be exercised at any time and without regard to when during a Performance Period such exercise occurs, to terminate any individual's employment with or without cause, and to treat him or her without regard to the effect which such treatment might have upon him or her as a Participant.

          6.3  Participation.  No Employee shall have the right to be selected
               -------------
to receive an award under this Plan, or, having been so selected, to be selected to receive a future award.

          6.4  Indemnification.  Each person who is or shall have been a member
               ---------------
of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any award, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

          6.5  Successors.  All obligations of the Company under the Plan, with
               ----------
respect to awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

          6.6  Beneficiary Designations.  If permitted by the Committee, a
               ------------------------
Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

          6.7  Nontransferability of Awards.  No award granted under the Plan
               ----------------------------
may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 6.6. All rights with respect to an award granted to a Participant shall be available during his or her lifetime only to the Participant.

                                   SECTION 7
                      AMENDMENT, TERMINATION AND DURATION

          7.1  Amendment, Suspension or Termination.  The Board, in its sole
               ------------------------------------
discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Target Award theretofore granted to such Participant. No award may be granted during any period of suspension or after termination of the Plan.

          7.2  Duration of the Plan.  The Plan shall commence on the date
               --------------------
specified herein, and subject to Section 7.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter.

                                   SECTION 8
                              LEGAL CONSTRUCTION

          8.1  Gender and Number.  Except where otherwise indicated by the
               -----------------
context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

          8.2  Severability.  In the event any provision of the Plan shall be
               ------------
held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

          8.3  Requirements of Law.  The granting of awards under the Plan shall
               -------------------
be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

          8.4  Governing Law.  The Plan and all awards shall be construed in
               -------------
accordance with and governed by the laws of the State of California, but without regard to its conflict of law provisions.

          8.5  Captions.  Captions are provided herein for convenience only, and
               --------
shall not serve as a basis for interpretation or construction of the Plan.

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

                                   EXECUTION

          IN WITNESS WHEREOF, The PMI Group, Inc., by its duly authorized officer, has executed the Plan on the date indicated below.

                                 THE PMI GROUP, INC.


Dated: _____________, 1999       By: /s/ Charles Broom
                                    -------------------------------
                                    Name:  Charles Broom
                                    Title: V.P. Human Resources

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